SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K




                                 CURRENT REPORT



                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934



                                October 16, 2003
                ----------------------------- -----------------
                Date of report (Date of earliest event reported)



                                   ADVO, Inc.
                        ------------------- -----------
             (Exact name of registrant as specified in its charter)



           Delaware                        1-11720                06-0885252
---------------------------------   -----------------------  -------------------
  (State or other jurisdiction      (Commission file number)   (IRS Employer
of incorporation or organization)                            Identification No.)



         One Univac Lane, P.O. Box 755, Windsor, Connecticut 06095-0755
         --------------------------------------------------------------
                    (Address of Principal Executive Offices)



       Registrant's telephone number, including area code: (860) 285-6100
                                                          -----------------

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS
              ---------------------------------

              (c)   Exhibits.


Exhibit No.   Description
----------    -----------

99.1          Press release dated October 16, 2003, issued by the Company.*

              * Furnished and not filed herewith, solely pursuant to Item 12.



ITEM 12.      RESULTS OF OPERATIONS AND FINANCIAL CONDITION
              ---------------------------------------------

On October 16, 2003, ADVO, Inc. ("the Company") reported its earnings for the fourth quarter and year-ended September 27, 2003. A copy of the Company's press release is furnished as Exhibit 99.1 to this Current Report.

In accordance with General Instruction B.6. of Form 8-K, the information in this report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section, except as shall be expressly set forth by specific reference in such a filing.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.






                                              ADVO, Inc.

Date: October 16, 2003
                                              By  /s/ JOHN D. SPERIDAKOS
                                                  ----------------------------
                                                  John D. Speridakos
                                                  Vice President and Controller

                                  EXHIBIT INDEX


Exhibit No.      Description
-----------      -----------

   99.1          Press release dated October 16, 2003, issued by the Company.*


                 * Furnished and not filed herewith, solely pursuant to Item 12.